                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

                October 10, 1997 (September 30, 1997)


                       ROCKWELL INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)


   Delaware                      1-12383                 25-1797617
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)           Identification No.)
incorporation)


600 Anton Boulevard, Suite 700, Costa Mesa, California          92626
   (Address of principal executive offices)                   (Zip code)



Registrant's telephone number, including area code:  (714) 424-4200


2201 Seal Beach Boulevard, Seal Beach, California           90740-8250
          (Former name or former address, if changed since last report)

              INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.     Acquisition or Disposition of Assets.

            On September 30, 1997, Rockwell International Corporation ("Registrant") completed the spin-off of its Automotive business to holders of shares of common stock, par value $1 per share, of Registrant, by means of the distribution (the "Distribution") to such holders of all outstanding shares of common stock, par value $1 per share, of Meritor Automotive, Inc., a wholly-owned Delaware subsidiary of Registrant ("Meritor"), including the preferred share purchase rights associated with such common stock (collectively, "Meritor Common Stock"). Meritor began operations as an independent, separately traded, publicly-held company on October 1, 1997.

            The Distribution was made without the payment of any consideration or the exchange of any shares by Registrant's shareowners. In the Distribution, Registrant's shareowners received one share of Meritor Common Stock for every three shares of common stock of Registrant owned on September 17, 1997. Ownership of Meritor Common Stock was registered in book-entry form and each shareowner of Registrant will receive a stock distribution statement indicating the number of full shares of Meritor Common Stock that has been credited to the shareowner.

            In connection with the Distribution, on September 30, 1997 Registrant and Meritor entered into a Distribution Agreement, Employee Matters Agreement and Tax Allocation Agreement, which are filed herewith as Exhibits 2.1, 2.2 and 2.3, respectively.

            As previously announced, Registrant received a ruling from the Internal Revenue Service that the Distribution will be tax-free to Registrant's shareowners for United States federal income tax purposes, except to the extent cash is received by a shareowner in lieu of fractional shares of Meritor Common Stock.

            In connection with the Distribution, Meritor Common Stock was registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended. "When-issued" trading in Meritor Common Stock commenced on the New York Stock Exchange on September 15, 1997 under the trading symbol "MRA WI". Meritor Common Stock began trading independently on the New York Stock Exchange on October 1, 1997 under the trading symbol "MRA".



                              (Page 2 of 8 Pages)

            Registrant is not aware of any material relationship between Meritor and Registrant or any of its affiliates, any director or officer of Registrant or any associate of any such director or officer that existed at the date of the Distribution, except that Mr. Donald R. Beall, who stepped down as Chief Executive Officer of Registrant on September 30, 1997 and who remains Chairman of the Board of Registrant, serves as a non-executive director of Meritor. Mr. Charles H. Harff, a non-executive director of Meritor and a former officer of Registrant, is a consultant to Registrant, and Mr. John J. Creedon, a non-executive director of Meritor, serves as a consultant to Registrant pursuant to a retirement policy in effect prior to December 1995 for former directors.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.


(b) Pro Forma Financial Information.

      Unaudited Pro Forma Condensed Consolidated Financial Information reflecting the Distribution.



(c) Exhibits.

      2.1 Distribution Agreement dated as of September 30, 1997 by and between Rockwell International Corporation and Meritor Automotive, Inc.

      2.2 Employee Matters Agreement dated as of September 30, 1997 by and between Rockwell International Corporation and Meritor Automotive, Inc.

      2.3 Tax Allocation Agreement dated as of September 30, 1997 by and between Rockwell International Corporation and Meritor Automotive, Inc.



                              (Page 3 of 8 Pages)

                              SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   ROCKWELL INTERNATIONAL CORPORATION
                                              (Registrant)

                                   By  /s/ William J. Calise, Jr.
                                       --------------------------------
                                           William J. Calise, Jr.
                                        Senior Vice President, General
                                          Counsel and Secretary

Dated:  October 10, 1997



                              (Page 4 of 8 Pages)

                       ROCKWELL INTERNATIONAL CORPORATION
                         UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL INFORMATION





            The following unaudited pro forma condensed consolidated balance sheet as of June 30, 1997 and the unaudited pro forma condensed consolidated statement of income for the year ended September 30, 1996 give effect to the Distribution. Pro forma consolidated statements of income for the nine months ended June 30, 1997 are not presented herein, as management believes that any pro forma adjustments will not have a material effect on the results of operations of Registrant. The pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and the related notes thereto of Registrant contained in its 1996 Annual Report on Form 10-K and its Quarterly Report on Form 10-Q for the quarter ending June 30, 1997.

            The pro forma information is presented for information purposes only and is not necessarily indicative of the results that would have been obtained had the Distribution actually occurred on the dates assumed nor is it necessarily indicative of the future results of operations.



                              (Page 5 of 8 Pages)

                  Unaudited Pro Forma Consolidated
                       Condensed Balance Sheet


                                                     June 30, 1997
                                       --------------------------------------
                                        Company       Pro-Forma      Company
                                       Historical     Adjustment    Pro-Forma
                                       ---------      ---------     ---------

ASSETS
Cash                                   $     379      $  445   (a)     $  764
                                                         (60)  (b)
Receivables                                1,221           -            1,221
Inventories                                1,539           -            1,539
Other current assets                         546           -              546
Net Assets of Automotive                     654        (654)  (d)          -
                                       ---------      ---------     ---------
     Total current assets                  4,339        (269)           4,070
                                       ---------      ---------     ---------

Property, net                              2,107            -           2,107
Intangible assets                          1,778            -           1,778
Other assets                                 272            -             272
                                       ---------      ---------     ---------
     Total assets                      $   8,496     $  (269)       $   8,227
                                       =========     ==========     =========

LIABILITIES AND SHAREOWNERS' EQUITY
Short-term debt                         $    346    $      -        $     346
Accounts payable and accrued
     liabilities                           1,806          20   (c)      1,826
                                       ---------      ---------     ---------
     Total current liabilities             2,152          20            2,172
                                       ---------      ---------     ---------
Long-term debt                               155                          155
Accrued retirement benefits                  783                          783
Other liabilities                            272         (50)  (b)        222

Shareowners' equity:
Common Stock                                 216           -              216
Additional paid-in capital                   870           -              870
Retained earnings                          4,592         445   (a)      4,291
                                                        (716)  (d)
                                                         (10)  (b)
                                                         (20)  (c)
Currency translation                        (146)         62   (d)       (84)
Common stock in treasury                    (398)          -            (398)
                                       ---------      ---------     ---------
     Total shareowners' equity             5,134        (239)           4,895

       Total liabilities and
       shareowners' equity             $   8,496     $  (269)       $   8,227
                                       ==========    ========       =========


Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company:

(a) The receipt of a $445 million dividend from the Automotive business in connection with the Distribution.
(b) The Automotive business will incur approximately $60 million in Canadian income taxes in connection with the transfer of assets in Canada prior to the Distribution and the Company will provide cash to fund the tax payment. The tax payment will result in a deferred tax asset of approximately $50 million, which the Company will realize in the future as a reduction of Canadian income taxes.
(c) The liability for expenses incurred in connection with the Distribution.
(d)  To record the Distribution.




                              (Page 6 of 8 Pages)

                  Unaudited Pro Forma Consolidated
                    Condensed Statement of Income



                                         Fiscal Year Ended September 30, 1996
                                       -------------------------------------------
                                         Company       Pro-Forma      Company
                                        Historical   Adjustment(a)   Pro-Forma
                                       -------------------------------------------
                                          (in millions, except per share data)
REVENUES:
Sales                                  $  10,373       $   (3,145)       $   7,228
Other income                                 169              (76)              93
                                       ---------       ----------        ---------
     Total revenues                       10,542           (3,221)           7,321
                                       ---------       ----------        ---------

Costs and expenses:
Cost of sales                              7,877           (2,793)           5,084
Selling, general and administrative        1,494             (206)           1,288
Restructuring                                122              (46)              76
Purchased research and development           121                -              121
Interest                                      32              (10)              22
                                       ---------       ----------        ---------
     Total costs and expenses          $   9,646       $   (3,055)       $   6,591
                                       ---------       ----------        ---------

Income before income taxes                   896             (166)             730
Provision for income taxes                   341              (62)             279
                                       ---------       -----------       ---------
Income from continuing operations      $     555       $     (104)       $     451
                                       =========       ===========       =========

Earnings per share from continuing
     operations                        $    2.55       $    (0.48)       $    2.07
                                       =========       ===========       =========

Average outstanding shares                 217.6             217.6           217.6
                                       =========       ===========       =========



Notes to Unaudited Pro Forma Consolidated Condensed Statement of Income:

(a)  Revenues and expenses of the Automotive business.


                       (Page 7 of 8 Pages)

                            EXHIBIT INDEX


Exhibit                   Description                                             Sequentially
Number                                                                           Numbered Page

2.1 Distribution Agreement dated as of September 30, 1997 by and between Rockwell International Corporation and Meritor Automotive, Inc.

2.2       Employee Matters Agreement dated as of September 30, 1997 by and between
          Rockwell International Corporation and Meritor Automotive, Inc.

2.3       Tax Allocation Agreement dated as of September 30, 1997 by and between
          Rockwell International Corporation and Meritor Automotive, Inc.



                       (Page 8 of 8 Pages)